UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

RENOVARO INC.
(Exact name of registrant as specified in its charter)

RENOVARO BIOSCIENCES INC.

(Former name, if changed since last report)

Delaware	001-38751	45-2259340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067
(Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on September 28, 2023, Renovaro Inc., a Delaware corporation (the “Company”) formerly known as Renovaro Biosciences Inc., entered into that certain Stock Purchase Agreement, dated September 28, 2023 (as amended, the “Stock Purchase Agreement”), by and among the Company, GEDi Cube Intl Ltd., a private company formed under the laws of England and Wales (“GEDi Cube”), the other sellers party thereto (together with the other shareholders of GEDi Cube who delivered to the Company a joinder to the Stock Purchase Agreement, the “Sellers” and each, a “Seller”), and Yalla Yalla Ltd., a private limited liability company registered and incorporated under the laws of Malta (“Yalla Yalla”), in its capacity as the representative of the Sellers.

On February 9, 2024, the parties to the Stock Purchase Agreement entered into a Second Amendment to Stock Purchase Agreement (the “Amendment”), pursuant to which the parties amended the Stock Purchase Agreement to increase (i) the number of directors comprising the Company’s Board of Directors (the “Board”) effective upon the Closing from nine to ten individuals; (ii) the number of directors to be designated by the Company to serve on the Board effective as of the Closing from four to five individuals; and (iii) the number of such directors designated by the Company who are required to qualify as an “independent director” under Listing Rule 5605(a) of the Nasdaq Stock Market from three to four individuals.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 13, 2024 (the “Closing Date”), the Company consummated the previously announced acquisition of GEDi Cube and the other transactions contemplated by the Stock Purchase Agreement (collectively, the “Transaction”). As a result of the Transaction, GEDi Cube became a wholly-owned subsidiary of the Company.

Pursuant to the Stock Purchase Agreement, as of the Closing Date, the Company acquired all the issued and outstanding equity interests of GEDi Cube owned by the Sellers as of the Closing Date (each, a “GEDi Cube Share” and, collectively, the “GEDi Cube Shares”) in exchange for which each Seller was entitled to receive (i) as of the Closing Date, such Seller’s pro rata percentage of an aggregate of 70,834,183 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), which represents the 67,224,089 shares of Common Stock issued and outstanding as of the Closing Date (minus (a) 1 million shares of Common Stock previously issued to a consultant assisting with the Transaction and (b) 1 million shares of Common Stock previously issued to Avram Miller, a director of the Company, pursuant to his Advisory Agreement, dated October 11, 2023, by and between Mr. Miller and the Company) (the “Closing Consideration”) plus 5,610,100 shares of Common Stock representing the Seller’s Earnout Shares (defined below) resulting from the automatic conversion of the Company’s Series A Convertible Preferred (described below in Item 8.01) and, (ii) following the Closing Date, such Seller’s pro rata percentage of the shares of Common Stock (the “Earnout Shares” and, together with the Closing Consideration, the “Exchange Consideration”) to be issued to the Sellers upon the exercise or conversion of any of the Company’s derivative securities (subject to certain exceptions) that are outstanding at the Closing Date (the “Closing Derivative Securities”). Each Seller’s pro rata percentage of the Exchange Consideration is equal to the ratio of the aggregate number of GEDi Cube Shares owned by such Seller divided by the aggregate number of GEDi Cube Shares issued and outstanding, in each case, as of the Closing Date. No fractional shares of Common Stock were or will be issued in the Exchange Consideration, and no cash was or will be issued in exchange therefor. Any fractional share of Common Stock that a Seller would otherwise be entitled to receive is rounded down to the nearest whole share.

As previously disclosed, the issuance of shares of Common Stock in connection with the Transaction was approved by the Company’s stockholders at a special meeting of stockholders held on January 25, 2024.

As a result of the issuance of the Closing Consideration on the Closing Date and based on the number of shares of Common Stock outstanding as of the Closing Date, the Sellers hold approximately 49% of the issued and outstanding shares of Common Stock immediately following the closing of the Transaction and the conversion of the Series A Convertible Preferred Stock.

In connection with the closing of the Transaction, the Company entered into a registration rights agreement with the Sellers (the “Registrant Rights Agreement”), pursuant to which the Company granted the Sellers customary demand and piggyback registration rights with respect to its shares of Common Stock acquired in the Transaction. The Registration Rights Agreement also provides that the Company will pay certain expenses related to such registrations and will indemnify the Sellers against certain liabilities arising from such registrations. Under the Registration Rights Agreement, the Company further agreed to take such action as the Sellers may reasonably request, and to the extent required from time to time, to (i) enable such Sellers to sell their shares of Common Stock acquired in the Transaction without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act and, (ii) within two business days of receipt of written notice from any Seller wishing to transfer or sell any of such Seller’s shares without registration under the Securities Act within the limitation of the exemption provided by Rule 144, provide, execute or deliver, as applicable, all notifications, certifications, legal opinions, instruction letters, and any other documents or instruments reasonably requested by such Seller or the Company’s transfer agent for such Seller to be able to sell or transfer such shares within the limitation of the exemption provided by Rule 144.

The foregoing descriptions of the Stock Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by the Company on September 29, 2023 and the Registration Rights Agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

As discussed above in Item 2.01, pursuant to the Stock Purchase Agreement, upon the closing of the Transaction, the Company issued 70,834,183 unregistered, restricted shares of Common Stock as the Closing Consideration to the Sellers, which shares were not registered under the Securities Act in reliance on the private offering exemption from the registration requirements of the Securities Act, including Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D promulgated under the Securities Act, and Regulation S under the Securities Act, as applicable. The Company made this determination based on its receipt from the Sellers of representations and warranties supporting the Company’s reliance on such exemptions.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2024, Henrik Grønfeldt-Sørensen notified the Board of his decision to resign as a director of the Company, effective as of the closing of the Transaction. Mr. Grønfeldt-Sørensen’s decision is not a result of any disagreement on any matter relating to the Company’s operations, policies, or practices.

On February 11, 2024, the Board appointed Karen Brink, the Chief Growth Officer of GEDi Cube, to the Board, effective upon the closing of the Transaction, to fill the vacancy created by Mr. Grønfeldt-Sørensen’s resignation. Ms. Brink will serve as a director of the Company until the Company’s 2024 Annual Meeting of Stockholders or until her successor has been duly elected and qualified. Ms. Brink has not been appointed to serve on any committees of the Board at this time. Ms. Brink will enter into a standard indemnification agreement with the Company in the same form that the Company has entered into with its other directors.

Ms. Brink was designated by GEDi Cube for nomination and appointment as a director of the Company pursuant to the Stock Purchase Agreement. Other than as set forth in the Stock Purchase Agreement, there are no arrangements or understandings between Ms. Brink and any person pursuant to which she was selected to serve as a director.

In connection with Ms. Brink’s service as GEDi Cube’s Chief Growth Officer, she entered into a director’s service agreement with GEDi Cube on July 1, 2023, effective as of June 1, 2023 (the “Director’s Service Agreement”). Under the Director’s Service Agreement, Ms. Brink is paid a gross salary of €15,000 per month, and she is eligible to receive additional discretionary bonuses from time to time. GEDi Cube also agrees under the Director’s Service Agreement to reimburse Ms. Brink for all reasonable expenses incurred by Ms. Brink in the course of her service as Chief Growth Officer.

Ms. Brink is the sole owner of Yalla Yalla. Pursuant to the Stock Purchase Agreement, upon the closing of the Transaction, the Company issued to Yalla Yalla 27,226,486 unregistered, restricted shares of Common Stock (approximate dollar value as of the Closing Date: $52,275,000) as part of the Closing Consideration, in exchange for the GEDi Cube Shares held by Yalla Yalla.

There are no family relationships between Ms. Brink and any director or executive officer of the Company, and other than her Directors Service Agreement and ownership of Yalla Yalla described above, she does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Transaction, on February 13, 2024, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Certificate of Incorporation (the “Name Change Amendment”) to change its corporate name from “Renovaro Biosciences Inc.” to “Renovaro Inc.”, effective immediately. The foregoing description of the Name Change Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Name Change Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 13, 2024, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The closing of the Transaction triggered the automatic conversion of the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Stock”) into 5,610,100 shares of Common Stock, and therefore there are no longer any shares of Preferred Stock outstanding. After the issuing the Closing Consideration to the Sellers in the Transaction and the conversion of the Preferred Stock, there are currently 143,668,372 shares of the Company’s Common Stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Grace Systems B.V. (the predecessor of GEDi Cube) for the years ended December 31, 2022 and 2021 are set forth in the financial statements included on pages 155 through 166 of the Company’s Definitive Proxy Statement filed with the SEC on January 3, 2024, which are incorporated herein by reference. We will file an amendment to this Current Report on Form 8-K that includes its audited consolidated financial statements as of and for the year ended December 31, 2023 once such financial statements become available.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and GEDi Cube for the three-month period ended September 30, 2023 and the year ended June 30, 2023 are attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference herein. We will file an amendment to this Current Report on Form 8-K that includes its unaudited pro forma condensed combined financial statements as of and for the six-month period ended December 31, 2023 once such financial statements become available.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
2.1	Second Amendment to Stock Purchase Agreement, dated February 13, 2024, by and among Renovaro Inc., GEDi Cube Intl Ltd., the sellers party thereto and Yalla Yalla Ltd.	Filed herewith
3.1	Certificate of Amendment of Certificate of Incorporation, filed February 13, 2024	Filed herewith
4.1	Registration Rights Agreement, dated February 13, 2024, by and among Renovaro Inc. and the Sellers	Filed herewith
99.1	Press Release of Renovaro Inc., dated February 13, 2024	Filed herewith
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2023 and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended September 30, 2023 and the year ended June 30, 2023	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO INC.

By:	/s/ Luisa Puche
Name: Luisa Puche Title: Chief Financial Officer

Date: February 14, 2024